UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2013

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7777

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Regis Corporation
Current Report on Form 8-K

ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 22, 2013, Regis Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Edina, Minnesota. At the Annual Meeting, the following five proposals were voted on by the Company’s shareholders. The proposals are described in detail in the proxy statement for the Annual Meeting.

1.              Election of Directors. The shareholders elected the eight director nominees to serve for a one-year term. The results of the vote on the election of directors were as follows:

DIRECTOR NOMINEE	For	Withhold Authority	Broker Non-Votes
Daniel G. Beltzman	47,799,417	3,727,061	2,399,691
James P. Fogarty	50,026,496	1,499,982	2,399,691
David J. Grissen	50,535,117	991,361	2,399,691
Daniel J. Hanrahan	47,988,613	3,537,865	2,399,691
Mark S. Light	50,532,861	993,617	2,399,691
Michael J. Merriman	47,798,232	3,728,246	2,399,691
Stephen E. Watson	47,798,732	3,727,746	2,399,691
David P. Williams	50,025,299	1,501,179	2,399,691

2.              Amendment of the Company’s Restated Articles of Incorporation. The shareholders approved the amendment to the Company’s Restated Articles of Incorporation to require directors to receive a majority of the votes cast in an uncontested election in order to be elected to the Board of Directors. The results of the vote on the amendment to the Restated Articles of Incorporation were as follows:

For	51,428,542
Against	13,102
Abstain	84,834
Broker Non-Votes	2,399,691

3.              Amendment of the Company’s 2004 Long-Term Incentive Plan. The shareholders approved the amendment to the Company’s 2004 Long-Term Incentive Plan to extend its term for a period of ten years through May 26, 2024. The results of the vote on the amendment to the 2004 Long-Term Incentive Plan were as follows:

For	50,380,172
Against	1,000,874
Abstain	145,432
Broker Non-Votes	2,399,691

4.              Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014.  The results of the vote on the ratification of the appointment of PricewaterhouseCoopers were as follows:

For	53,702,218
Against	134,105
Abstain	89,846

5.              Say-on-Pay Proposal. The shareholders approved the advisory proposal on the compensation of the Company’s named executive officers.  The results of the advisory vote on the say-on-pay proposal were as follows:

For	48,110,082
Against	3,075,292
Abstain	341,104
Broker Non-Votes	2,399,691

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: October 28, 2013	By:	/s/ Eric Bakken
Name: Eric Bakken, Title: Secretary